Exhibit 23.7(a)

CONSENT OF NORDIC SHIPPING AS

Knightsbridge Shipping Limited

Par-la-Ville Place

14 Par-la-Ville Road

Hamilton, HM 08

Bermuda

Re: Registration Statement on Form F-4 of Knightsbridge Shipping Limited

We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Knightsbridge Shipping Limited and Golden Ocean Group Limited dated 30th September, 2014 and 29th September 2014, respectively (the “Appraisal Reports”) as Appendix G to the Registration Statement on Form F-4 (File No. 333-200319) (the “Registration Statement”) and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the “Joint Proxy Statement/Prospectus). The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

For and on behalf of
Nordic Shipping AS

By:	/s/ Søren L. Greve
Name:	Søren L. Greve
Title:	Managing Director

February 10, 2015

Exhibit 23.7(b)

CONSENT OF RS PLATOU ASA

Knightsbridge Shipping Limited

Par-la-Ville Place

14 Par-la-Ville Road

Hamilton, HM 08

Bermuda

Re: Registration Statement on Form F-4 of Knightsbridge Shipping Limited

We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Knightsbridge Shipping Limited dated October 13, 2014 and Golden Ocean Group Limited dated September 30, 2014 (the “Appraisal Reports”) as Appendix G to the Registration Statement on Form F-4 (File No. 333-200319) (the “Registration Statement”) and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the “Joint Proxy Statement/Prospectus). The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

RS Platou ASA

By:	/s/ Thomas Holst Argel
Name:	Thomas Holst Argel
Title:	Senior Partner

February 10, 2015

RS Platou ASA	Telephone +47 23 11 20 00	Foretaksregisteret	Haakon VII’s gate 10
RS Platou Shipbrokers AS	Telefax +47 23 11 23 00	NO 955 514 262 MVA	P.O. Box 1604 Vika
RS Platou Offshore AS		www.platou.com	N-0119 Oslo, Norway

Exhibit 23.7(c)

FEARNSALE

CONSENT OF FEARNLEYS AS

Knightsbridge Shipping Limited

Par-la-Ville Place

14 Par-la-Ville Road

Hamilton, HM 08

Bermuda

Re: Registration Statement on Form F-4 of Knightsbridge Shipping Limited

We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Knightsbridge Shipping Limited and Golden Ocean Group Limited both dated September 30, 2014 (the “Appraisal Reports”) as Appendix G to the Registration Statement on Form F-4 (File No. 333-200319) (the “Registration Statement”) and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the “Joint Proxy Statement/Prospectus). The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

Fearnleys AS

By:	/s/ Havard Sjursen Lie
Name:	Havard Sjursen Lie
Title:	Shipbroker

February 10, 2015

Fearnleys AS	Office:	Mailing address:	Telephone: +47 22 93 61 69
Enterprise number NO 943 190 410 VAT	Grev Wedels pl. 9	P.O. Box 1158 Sentrum	Telefax: +47 22 93 61 50
	N-0151 Oslo	N-0107 OSLO	E-mail: fearnsale@fearnleys.no
An Astrup Fearnley company	NORWAY	NORWAY
www.fearnleys.no

Exhibit 23.7(d)

CONSENT OF ARROW SALE AND PURCHASE (UK) LTD

Knightsbridge Shipping Limited

Par-la-Ville Place

14 Par-la-Ville Road

Hamilton, HM 08

Bermuda

Re: Registration Statement on Form F-4 of Knightsbridge Shipping Limited

We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Knightsbridge Shipping Limited and Golden Ocean Group Limited both dated September 23, 2014 (the “Appraisal Reports”) as Appendix G to the Registration Statement on Form F-4 (File No. 333-200319) (the “Registration Statement”) and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the “Joint Proxy Statement/Prospectus). The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

Arrow Valuations (UK) Ltd

By:	/s/ Douglas Reith
Name:	Douglas Reith
Title:	Director Arrow Sale and Purchase (UK) Ltd

February 10, 2015